Exhibit 10.1

FGLW-XWG TRANSFER AGREEMENT

THIS AGREEMENT MADE EFFECTIVE AS OF THE 30th DAY OF April, 2008 (the "Effective Date").

BETWEEN:

ASIAN DRAGON GROUP INC. , a Nevada publicly traded
corporation with offices at #202 – 1028 Hamilton Street, Vancouver,
British Columbia, V6B 2R9;
(“Asian Dragon”)

AND:

ASIAN DRAGON SILVER INC., a British Columbia private company
Nevada with offices at #202 – 1028 Hamilton Street, Vancouver, British
Columbia, V6B 2R9;
(“ADSI”)

PREAMBLE:

The two Properties referenced in this agreement (the “Transfer Agreement”) consist of the following:

Luoning Xiayu Fanggelewan (FGLW) Silver-Lead Property

The Luoning Xiayu Fanggelewan Property (“FGLW”) is located in the area of Xiayu, Henan Province, China and consists of an Exploration License on a 1.75 sq km property; and

Xiaowagou (XWG) Silver-Lead Property

The Xiaowagou Silver Lead Property ("XWG") is located in the area of Xiayu, Henan Province, China and consists of an Exploration License on a 2.13 sq km property.

TERMS:

WHEREAS Asian Dragon is a Nevada corporation whose securities trade on the NASDAQ OTCBB as well as on the Frankfurt Exchange, and whose business is the acquisition and exploitation of  precious and base metals projects and properties of merit;

AND WHEREAS ADSI is a private British Columbia company established to acquire and exploit precious and base metals projects and properties of merit;

FGLW-XWG TRANSFER AGREEMENT

AND WHEREAS Asian Dragon had entered into the Fuding (Revised) Agreement for the purchase of the following rights to certain exploration licenses (collectively the “FGLW-XWG Rights”) from World Fortune Enterprise Inc. (“World Fortune”):

  a 51% interest in the FGLW Exploration License for US$2,750,000; and

  a 51% interest in the XWG Exploration License for US$2,250,000.

AND WHEREAS the FGLW-XWG Rights and all title to past payments made by Asian Dragon to World Fortune, as detailed in Schedule B, regarding the FGLW-XWG Rights are being sold herein to ADSI by Asian Dragon in exchange for ADSI assuming all outstanding payment obligations toward these license interests as detailed in Schedule B and issuance by ADSI to Asian Dragon of 20,500,000 fully paid, non-assessable common shares of ADSI per the terms of Schedule A;

AND WHEREAS World Fortune has agreed in writing to the assignment by Asian Dragon to ADSI of Asian Dragon’s past payments and contractual rights regarding the FGLW-XWG under the Fuding (Revised) Agreement;

NOW THEREFORE THIS FGLW-XWG AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained, the parties hereto do covenant and agree each with the other as follows:

1.               Representations and Warranties of Asian Dragon

1.1             In order to induce ADSI to enter into this FGLW-XWG Agreement and complete the transactions contemplated under this FGLW-XWG Agreement, Asian Dragon represents and warrants to ADSI that:

(a)	Asian Dragon warrants that World Fortune is, and will remain until full payment is made to World Fortune and formal assignment has been made to ADSI, the registered and beneficial owner of the FGLW-XWG Rights pursuant to the Fuding (Revised) Agreement between World Fortune and Asian Dragon, or such time as ADSI and World Fortune conclude separate arrangements, and that such FGLW-XWG Rights are free and clear of all transfer, assignment or other restrictions, liens, charges and encumbrances of any kind whatsoever;

(b)	Asian Dragon warrants it has good and sufficient right and authority to enter into this FGLW-XWG Agreement and carry out its obligations hereunder;

(c)	Asian Dragon warrants that World Fortune has, and will have at the time that all payments have been made by ADSI, good and sufficient right and authority to transfer its legal and beneficial title and ownership of the FGLW-XWG Rights to ADSI;

FGLW-XWG TRANSFER AGREEMENT

(d)	Asian Dragon warrants that World Fortune has acknowledged that full payment for the FGLW-XWG Rights will be deemed to have taken place once all payments required in Schedule A of this FGLW-XWG Agreement have been made to World Fortune by ADSI; and

(e)	Asian Dragon warrants that all rights and terms of the Fuding (Revised) Agreement will be passed through to ADSI via this Transfer Agreement.

1.2             The representations and warranties of Asian Dragon contained in this Transfer Agreement shall be true at the time of closing as though such representations and warranties were made at the time of closing.

2.               Representations and Warranties of ADSI

2.1             In order to induce Asian Dragon to enter into this Transfer Agreement and complete the transactions contemplated under this Transfer Agreement, ADSI represents and warrants to Asian Dragon that ADSI has good and sufficient right and authority to enter into this Transfer Agreement and has, and will have at the time that all payments have been made by ADSI, good and sufficient right and authority to carry out its obligations contemplated under this Transfer Agreement.

2.2             The representations and warranties of ADSI contained in this Transfer Agreement shall be true at the time of closing as though such representations and warranties were made at the Time of Closing.

3.                Payments

3.1             ADSI acknowledges herein that it is responsible to make the payments noted in Schedules A and B which are outstanding or scheduled.

4.                General

4.1             Time and each of the terms and conditions of this Transfer Agreement shall be of the essence of this Transfer Agreement.

4.2             The recitals to this Transfer Agreement constitute a part of this Transfer Agreement.

4.3             This Transfer Agreement constitutes the entire Transfer Agreement between the parties hereto in respect of the matters referred to herein and there are no representations, warranties, covenants or agreements, expressed or implied, collateral hereto other than as provided for herein.

4.4             No alteration, amendment, modification or interpretation of this Transfer Agreement or any provision of this Transfer Agreement shall be valid and binding upon the parties hereto unless such alteration, amendment, modification or interpretation is in written form executed by both of the parties hereto.

FGLW-XWG TRANSFER AGREEMENT

4.5             Whenever the singular or masculine is used in this Transfer Agreement the same shall be deemed to include the plural or the feminine or the body corporate as the context may require.

4.6             The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as either party may, either before or after the Effective Date, reasonably require in order to carry out the full intent and meaning of this Transfer Agreement.

4.7             Any notice, request, demand or other communication, or any delivery, to be given or made under this Transfer Agreement as the case may be, shall be in writing and shall be delivered by hand or by telecopier to the parties at their addresses set forth on the first page of this Transfer Agreement or to such other addresses as may be given in writing by the parties hereto in the manner provided for in this paragraph, and shall be deemed to have been delivered, if delivered by hand, on the date of delivery, or if delivered by telecopier, on the day that it is sent.

4.8             This Transfer Agreement shall not be assigned by a party hereto without the written permission of the other party.

4.9             This Transfer Agreement shall be subject to, governed by, and construed in accordance with the laws of the Province of British Columbia.

4.10             This Transfer Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

FGLW-XWG TRANSFER AGREEMENT

IN WITNESS WHEREOF the parties hereto have hereunto set their hands and seals as of the Effective Date first above written.

SIGNED, SEALED & DELIVERED

by ASIAN DRAGON GROUP INC., in the presence of:

/s/ Richard Tong
Name of Witness: Richard Tong
Address of Witness: 870 East 54th Avenue, Vancouver, BC, Canada V5X 1L7
Occupation of Witness: Consultant

) ) ) ) ) /s/ John Karlsson ) ASIAN DRAGON GROUP INC. ) per: John Karlsson, Director ) ) ) )

SIGNED, SEALED & DELIVERED

by ASIAN DRAGON SILVER INC., in the presence of:

/s/ Samuel Lupton
Signature of Witness
Name of Witness: Samuel Lupton
Address of Witness: c/o #202 – 1028 Hamilton Street, Vancouver, BC, Canada V6B 2R9
Occupation of Witness:  Lawyer

) ) ) ) ) /s/ John Karlsson ) ASIAN DRAGON SILVER INC. ) per: John Karlsson, Director ) ) ) )

FGLW-XWG TRANSFER AGREEMENT

- SCHEDULE A -

Share Payment Commitment from ADSI to Asian Dragon:

Payment	Amount Required	Deadline
Fully paid non-assessable common shares of Asian Dragon Silver Inc.	20,500,000	June 30, 2008

FGLW-XWG TRANSFER AGREEMENT

- SCHEDULE B -

PART ONE – Completed and Currently Outstanding Monetary Payments Regarding FGLW:

Payments	Installments Required	Payments Made	Balance Due	Deadline
Initial payment	$ 1,109,000	$ 1,109,000	$ Nil	August 29, 2007
Installment one	Nil	-	Nil	October 1, 2007
Installment two	541,000	541,000	Nil	March 1, 2008
Installment three	550,000	154,003	395,997	June 1, 2008
Installment four	550,000	-	550,000	October 1, 2008
Total	$ 2,750,000	$1,804,003	$ 945,997

PART TWO – Completed and Currently Outstanding Monetary Payments Regarding XWG:

Payments	Installments Required	Payments Made	Balance Due	Deadline
Initial payment	$ 71,000	$ 71,000	$ Nil	August 29, 2007
Installment one	829,000	677,543	151,457	October 1, 2007
Installment two	450,000	-	450,000	March 1, 2008
Installment three	450,000	-	450,000	June 1, 2008
Installment four	450,000	-	450,000	October 1, 2008
Total	$ 2,250,000	$ 748,543	$1,501,457

PART THREE – Completed and Currently Outstanding Share Payments Regarding FGLW and XWG Share (Combined, as pro-rated based on Fuding (Revised) Agreement):

Parties	Installments Required	Payments Made	Balance Due	Deadline
World Fortune	125,000	125,000	Nil	August 29, 2007
World Fortune nominees	500,000	500,000	Nil	August 29, 2007
Total Shares	625,000	625,000	Nil